2019 First Quarter Earnings Release David T. Provost Chief Executive Officer Thomas C. Shafer Vice Chairman, Chief Executive Officer of Chemical Bank Dennis L. Klaeser EVP and Chief Financial Officer

Forward-Looking Statements & Other Information Statements included in this presentation which are not historical in nature are intended to be, and hereby are identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements regarding Chemical Financial Corporation's ("Chemical's") loan pipeline, future loan growth, increases in net interest income, and our belief that we are in a solid position for a successful 2019. Words and phrases such as "anticipates," "believes," "plans," "continue," "estimates," "expects," "forecasts," "future," "intends," "is likely," "judgment," "look ahead," "look forward," "on schedule," "opinion," "opportunity," "potential," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and loan servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. 2

Forward-Looking Statements & Other Information (continued) Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: • our inability to attract and retain new commercial lenders and other bankers as well as key operations staff in light of competition for experienced employees in the banking industry; • operational and regulatory challenges associated with our information technology systems and policies and procedures in light of our rapid growth and systems conversion in 2018; • our inability to grow deposits; • our ability to execute on our strategy to expand investments and commercial lending; • our inability to efficiently manage our operating expenses; • the possibility that our previously announced merger with TCF Financial Corporation ("TCF") does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; • the occurrence of any event, change or other circumstance that could give rise to the right of Chemical, TCF or both to terminate the merger agreement; • the outcome of pending or threatened litigation or of matters before regulatory agencies, whether currently existing or commencing in the future, including litigation related to our proposed merger with TCF; • potential difficulty in maintaining relationships with clients, employees or business partners as a result of our proposed merger with TCF; • the possibility that the anticipated benefits of our proposed merger with TCF, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where Chemical and TCF do business, or as a result of other unexpected factors or events; • the impact of purchase accounting with respect to the proposed merger with TCF, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value; • diversion of management's attention from ongoing business operations and opportunities as a result of the proposed merger with TCF; • potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed merger with TCF; 3

Forward-Looking Statements & Other Information (continued) • economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a deterioration in credit quality, a reduction in demand for credit and a decline in real estate values; • a general decline in the real estate and lending markets, particularly in our market areas, could negatively affect our financial results; • increased cybersecurity risk, including potential network breaches, business disruptions, or financial losses; • increases in competitive pressure in the banking and financial services industry; • increased capital requirements, other regulatory requirements or enhanced regulatory supervision; • our inability to sustain revenue and earnings growth; • the timing of when historic tax credits are placed into service could impact operating expenses; • our inability to efficiently manage operating expenses; • current or future restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals; • legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us; • changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired; and • economic, governmental, or other factors may prevent the projected population, residential, and commercial growth in the markets in which we operate. Additional factors that could cause results to differ materially from those described above can be found in the risk factors described in Item 1A of Chemical’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2018 and in any of Chemical's subsequent filings with the Securities and Exchange Commission. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Chemical disclaims any obligation to update or revise any forward-looking statements contained in this press release, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by law. 4

Forward-Looking Statements & Other Information (continued) Non-GAAP Financial Measures This presentation and the accompanying presentation by management contains references to financial measures that are not defined in generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include net income (excluding significant items), diluted earnings per share (excluding significant items), return on average assets, return on average shareholders' equity and return on average tangible shareholders' equity (each excluding significant items), tangible book value per share, tangible shareholders' equity to tangible assets, the presentation of net interest income and net interest margin on a FTE basis, core operating expenses, operating expenses-efficiency ratio, and the adjusted efficiency ratio. Management used non-GAAP financial measures as follows; in the preparation of our operating budgets, monthly financial performance reporting, and in our presentation to investors of our performance. We believe these non-GAAP financial measures are helpful for investors to analyze and evaluate our financial condition. However, these non-GAAP financial measures have inherent limitations and should not be considered in isolation or as a substitute for GAAP measures. In addition, because non-GAAP measures are not standardized, it may not be possible to compare the non-GAAP historical measures in this press release with other companies' non- GAAP financial measures.See the Appendix included with this presentation for a reconciliation of the non- GAAP financial measures to the most directly comparable GAAP financial measures. 5

Additional Statements Important Additional Information and Where to Find It In connection with the proposed merger with TCF Financial Corporation (“TCF”), on March 29, 2019, Chemical filed with the SEC a Registration Statement on Form S-4 that includes the preliminary Joint Proxy Statement of Chemical and TCF and a Prospectus of Chemical, as well as other relevant documents regarding the proposed transaction. A definitive Joint Proxy Statement/Prospectus will also be sent to Chemical and TCF shareholders. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/ PROSPECTUS REGARDING THE MERGER ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about Chemical and TCF, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Chemical by accessing Chemical’s website at http://www.chemicalbank.com (which website is not incorporated herein by reference) or from TCF by accessing TCF’s website at http://www.tcfbank.com (which website is not incorporated herein by reference). Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Chemical’s Investor Relations at Investor Relations, Chemical Financial Corporation, 333 W. Fort Street, Suite 1800, Detroit, MI 48226, by calling (800) 867-9757 or by sending an e-mail to investorinformation@chemicalbank.com, or to TCF’s Investor Relations at Investor Relations, TCF Financial Corporation, 200 Lake Street East, EXO-02C, Wayzata, MN 55391, by calling (952) 745-2760 or by sending an e-mail to investor@tcfbank.com. Participants in Solicitation Chemical and TCF and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Chemical and TCF shareholders in respect of the transaction described in the Joint Proxy Statement/Prospectus. Information regarding Chemical’s directors and executive officers is contained in Chemical’s Annual Report on Form 10-K for the year ended December 31, 2018, its Proxy Statement on Schedule 14A, dated March 28, 2019, and certain of its Current Reports on Form 8-K, which are filed with the SEC. Information regarding TCF’s directors and executive officers is contained in TCF’s Annual Report on Form 10-K for the year ended December 31, 2018, its Proxy Statement on Schedule 14A, dated March 15, 2019, and certain of its Current Reports on Form 8-K, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph. 6

First Quarter 2019 Highlights (in thousands, except per share data) Q1 2019 Q4 2018 Q1 2018 Income Statement Net Income $ 62,942 $ 73,039 $ 71,596 Net Income, excl. significant items(1) 73,268 75,272 68,632 Diluted earnings per share 0.87 1.01 0.99 Diluted earnings per share, excl. significant items(1) 1.02 1.04 0.95 Return on average assets 1.17% 1.39% 1.47% Return on average assets, excl. significant items(1) 1.36% 1.44% 1.41% Return on average tangible shareholders' equity(1) 14.8% 17.8% 19.0% Return on average tangible shareholders' equity, excl significant items(1) 17.2% 18.3% 18.2% Efficiency ratio 58.1% 55.4% 52.8% Adjusted efficiency ratio(1) 51.7% 50.4% 51.6% Net interest margin (GAAP) 3.38% 3.42% 3.51% Net interest margin (FTE)(1) 3.42% 3.49% 3.56% Balance Sheet Total loans $ 15,324,048 $ 15,269,779 $ 14,218,747 Total deposits 16,061,999 15,593,282 13,967,817 Total assets 21,800,313 21,498,341 19,757,510 Book value per share 40.50 39.69 37.91 Tangible book value per share(1) 24.39 23.54 21.68 Asset Quality Nonperforming loans/total loans 0.58% 0.56% 0.43% Net loan charge-offs/average loans 0.05% 0.08% 0.10% 7 (1) Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures.

Income Statement Summary FinancialFinancial Highlights Highlights 2019 2018 2018 Prior Quarter Comparison (in thousands except per share data) 1st Qtr. 4th Qtr. 1st Qtr. ▪ Net interest income in Q1 2019 decreased Net interest income $ 162,824 $ 163,452 $ 151,863 compared to Q4, due to higher average Provision for loan losses 2,059 8,894 6,256 balances and yields earned on loans and investment securities, more than offset by an Noninterest income 24,857 32,047 40,554 increase in average deposit balances and cost of Operating expenses 109,015 108,366 101,610 funds Merger expenses 5,424 — — ▪ Noninterest income in Q1 2019 decreased Impairment of income tax credits — 5,772 1,634 compared to Q4, primarily related to the change Operating expenses, core(1) 103,591 102,594 99,976 in fair value in loan servicing rights Net income $ 62,942 $ 73,039 $ 71,596 ▪ Operating expenses in Q1 2019 increased Net income, excl. significant items(1) $ 73,268 $ 75,272 $ 68,632 compared to Q4, primarily due to merger expenses incurred and an increase in salaries, Diluted EPS $ 0.87 $ 1.01 $ 0.99 wages and employee benefits Diluted EPS, excl. significant items(1) $ 1.02 $ 1.04 $ 0.95 ▪ Provision for loan losses decreased in Q1 2019 Return on Avg. Assets 1.17% 1.39% 1.47% primarily due to a decrease in originated loan Return on Avg. Shareholders' Equity 8.8% 10.4% 10.7% growth, low loan charge-off rates and recoveries Return on Avg. Tangible Shareholders' Equity(1) 14.8% 17.8% 19.0% in the acquired loan portfolio Return on Avg. Tangible Shareholders' Equity, Prior-Year Quarter Comparison (1) excl. significant items 17.2% 18.3% 18.2% • Net interest income in Q1 2019 increased Efficiency Ratio 58.1% 55.4% 52.8% compared to Q1 2018, primarily attributable to Efficiency Ratio - Adjusted(1) 51.7% 50.4% 51.6% increases in loans and investment securities during the prior twelve months, partially offset (1) Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. by an increase in average deposit balances and cost of funds in the same period 8

Net Income NetNet IncomeIncome, Trending excluding Upward significant ($ Millions, items except ($ EPS Millions, data) except EPS data) 2018 Total: $282.6(1)(2) 2019 $10.4 (1)(2) $1.20 $80.0 $75.3 $2.3 (1)(2) (1)(2) $73.3 $68.6 (1)(2) $69.0 (1)(2) $69.7 (2) $1.00 (2) $1.02 $0.95 $60.0 $0.80 e m o S c P n $0.60 I $40.0 E t $73.0 e $71.6 $69.0 $70.4 N $62.9 $0.40 $20.0 $0.20 $(3.0) $(0.7) $0.0 $0.00 Q1 Q2 Q3 Q4 Q1 2018 2019 Significant items (after-tax) Net Income __ Diluted EPS, excluding significant items (non-GAAP) (2) (1)Net Income, excluding significant items. (2) Denotes a non-GAAP financial measure. Please refer to the Appendix for a reconciliation of non-GAAP financial measures. 9

Profitability Ratios Quarterly Trend 2.00% 20.0% 19.0% 17.8% 17.5% 17.8% 1.50% 15.0% 1.47% 14.8% ) 1.39% 1.39% 1 1.37% ( E T A O A 1.17% R A 1.00% 10.0% 10.7% d O 10.2% 10.2% 10.4% n R a 8.8% E A O R 0.50% 5.0% 0.00% 0.0% Q1 Q2 Q3 Q4 Q1 2018 2019 Return on average assets ___ Return on average tangible shareholders' equity (non-GAAP)(1) ___ Return on average shareholders' equity (1) Denotes a non-GAAP financial measure. Please refer to the Appendix for a reconciliation of non-GAAP financial measures. 10

Profitability Ratios, excluding significant items Quarterly Trend 2.00% 20.0% 18.3% 18.2% 17.8% 17.3% 17.2% 1.50% 15.0% ) 1.44% 1 1.41% 1.39% ( 1.36% 1.36% E T A ) O 1 ( R A d 1.00% 10.0% n A 10.8% 10.3% 10.3% a O 10.2% 10.1% ) R 1 ( E A O R 0.50% 5.0% 0.00% 0.0% Q1 Q2 Q3 Q4 Q1 2018 2019 Return on average assets, excluding significant items (non-GAAP)(1) ___ Return on average tangible shareholders' equity, excluding significant items (non-GAAP)(1) ___ Return on average shareholders' equity, excluding significant items (non-GAAP)(1) (1) Denotes a non-GAAP financial measure. Please refer to the Appendix for a reconciliation of non-GAAP financial measures. 11

Loan Portfolio Composition ($ Millions) March 31, 2018 $14,219 March 31, 2019 $15,324 Loan Growth - Twelve Months Ended $2,379 $2,262 $3,427 March 31, 2019 $4,054 $1,105 $(117) $3,550 $3,265 $1,832 $2,051 $2,737 $2,681 $285 $622 $560 $48 $75 $62 $627 $(27) $56 $219 n Commercial n CRE owner-occupied n CRE non-owner occupied n CRE vacant land n Real estate construction n Residential n Consumer 12

Loan Growth ($ Millions) Quarterly Loan Growth Trends $474 $361 $217 $63 $54 Q1 Q2 Q3 Q4 Q1 2018 - $1,115 2019 - $54 Loan Growth - 2018 Total $(143) n Commercial $1,115 n CRE owner- occupied $205 $23 n CRE non-owner- occupied $(13) $179 $617 n CRE vacant Land n RE construction $247 n Residential n Consumer 13

Loan Growth – Originated v. Acquired LoanLoan GrowthGrowth (Run-off) (Run-off) ($ ($Millions) Millions) Q1 2019 Q4 2018 Q1 2018 2018 Total Originated Loan Portfolio Commercial $ 141 $ 336 $ 78 $ 880 CRE/RE Construction 41 276 154 837 Residential 136 121 72 439 Consumer (20) (34) (39) (59) Total Originated Loan Portfolio Growth $ 298 $ 699 $ 265 $ 2,097 Acquired Loan Portfolio Commercial $ (89) $ (54) $ (37) $ (263) CRE/RE Construction (93) (100) (81) (401) Residential (45) (54) (60) (234) Consumer (17) (17) (24) (84) Total Acquired Loan Portfolio Run-off $ (244) $ (225) $ (202) $ (982) Total Loan Portfolio Commercial $ 52 $ 282 $ 41 $ 617 CRE/RE Construction (52) 176 73 436 Residential 91 67 12 205 Consumer (37) (51) (63) (143) Total Loan Portfolio Growth $ 54 $ 474 $ 63 $ 1,115 14

Deposit Composition TotalTotal DepositsDeposits ($ ($ Billions) Billions) Total Deposits – March 31, 2018 Deposit Growth Total Deposits – March 31, 2019 $14.0 billion $2.1 billion(1), 15.0%(2) $16.1 billion $0.7 $1.0 $0.3 $3.8 $3.0 $3.8 $0.7 $3.6 $0.6 $3.4 $3.8 $2.7 $0.5 $4.3 n Noninterest-bearing demand n Interest-bearing checking n Savings and money market n Other time deposits n Brokered deposits Average Deposits ($ Millions) & Cost of Deposits(3) (%) $15,949 s $15,430 1.25% t i $16,000 $14,936 s $13,975 d o $13,765 i p a e 1.00% P D e $12,000 0.99% t e a g 0.88% R a 0.75% r t s e e v 0.72% r A $8,000 e t l 0.50% n a 0.56% I t o 0.46% T $4,000 0.25% Q1 Q2 Q3 Q4 Q1 2018 2019 Deposits Cost of Deposits (1)Comprised of $1.8 billion of growth in customer deposits and $0.3 billion of growth in brokered deposits. (2)Annualized. 15 (3)Cost of deposits based on period averages.

Funding Breakdown ($ Billions) December 31, 2018 March 31, 2019 $18.4 billion $18.6 billion Average cost of wholesale Average cost of wholesale borrowings – 2.02% Interest and borrowings – 2.25% noninterest- n Deposits: bearing, checking, savings, money market n $3.4 Time deposits $3.2 $0.4 $0.4 n Collateralized customer deposits $3.4 $11.2 $3.6 $11.4 n Wholesale borrowings (at March 31, 2019: brokered deposits - $1.0 billion, short and long term borrowings - $2.2 billion) Average Cost of Funds Q4 2018 – 1.03% Average Cost of Funds Q1 2019 – 1.13% 16

Credit Quality ($ Millions, unless otherwise noted) Provision for Loan Losses vs. Net Loan Losses (Originated Loan Portfolio) $9.6 $9.4 $10.0 $6.3 $5.1 $5.0 $4.3 $3.0 $2.0 $2.5 $3.4 $1.8 $0.0 Q1 Q2 Q3 Q4 Q1 2018 2019 Provision for Loan Losses Net Loan Losses Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL) $110.0 $110.3 $120 $91.9 $73.3 $78.3 $60 $85.4 $89.3 ALL $62.2 $44.3 $63.1 NPLs $0 YE 2015 YE 2016 YE 2017 YE 2018 Q1 2019 Originated Loans ($ billions) $5.8 $7.5 $9.8 $11.9 $12.1 Acquired Loans ($ billions) 1.5 5.5 4.4 3.4 3.2 Total Loans ($ billions) $7.3 $13.0 $14.2 $15.3 $15.3 Originated ALL $73.3 $78.3 $91.9 $109.6 $110.3 Acquired ALL — — — 0.4 — Total ALL $73.3 $78.3 $91.9 $110.0 $110.3 Originated ALL/ Originated Loans 1.26% 1.05% 0.94% 0.93% 0.91% NPLs/ Total Loans 0.86% 0.34% 0.45% 0.56% 0.58% Credit Mark as a % of Unpaid Principal on Acquired Loans 4.4% 3.1% 2.4% 1.7% 1.5% 17

Net Interest Income, Net Interest Margin and Loan Yields Quarterly(Quarterly Trend Trend) Net Interest Income Net Interest Margin(1) and Loan Yields $180 5.00% 4.80% 4.86% 4.63% 4.68% 4.48% $163.5 $162.8 $159.5 $160 $157.5 $151.9 4.00% 3.56% 3.59% 3.48% 3.49% 3.42% 0.29% 0.26% 0.23% $140 0.23% 0.22% 3.00% ) s n o i l l i $120 M 2.00% ( $ $100 1.00% $80 0.00% Q1 Q2 Q3 Q4 Q1 $60 2018 2019 Q1 Q2 Q3 Q4 Q1 Loan Yields 2018 2019 Purchase Accounting Accretion on Loans (1) Net Interest Income Net Interest Margin (1) Computed on a fully taxable equivalent (FTE) basis using a federal income tax rate of 21%. The presentation of net interest income on a FTE basis 18 is not in accordance with GAAP, but is customary in the banking industry. Please refer to the Appendix for a reconciliation of non-GAAP financial measures.

Noninterest Income Quarterly $45.0 $40.6 $38.0 $37.9 $12.5 $8.8 $9.8 $32.0 $30.0 $4.0 ) s $24.9 n o $9.7 $0.9 i l $9.4 $9.3 $8.7 l i M ( $8.0 $ $7.2 $6.5 $15.0 $6.3 $6.0 $5.9 $12.4 $12.3 $12.8 $12.8 $10.1 $0.0 Q1 Q2 Q3 Q4 Q1 2018 2019 Other Wealth Management (1) Service Charges and Fees on Deposit Accounts Net Gain on Sale of Loans and other Mortgage Banking Revenue (1) Includes impact of change in fair value of loan servicing rights, which resulted in a detriment of $7.6 million in Q1 2019, a detriment of $2.8 million in Q4 2018, a benefit of $932 thousand in Q3 2018, a detriment of $30 thousand in Q2 2018 and a benefit of $3.8 million in Q1 2018. 19

Operating Expenses QuarterlyQuarterly $120.0 $109.7 $2.7 $108.4 $109.0 $3.2 $1.6 $1.0 $104.5 $3.2 $5.4 $101.6 $1.7 $5.8 $1.6 $8.1 $7.0 $7.7 $8.2 $7.8 $7.1 $8.3 $7.4 $8.0 $7.7 ) s n o i l l i $60.0 $56.2 M $56.6 $60.0 ( $55.6 $55.6 (1) $ (1) $102.6 (1) $100.0(1) $102.8(1) $106.5 $103.6 $32.4 $27.7 $28.1 $29.2 $28.3 $0.0 Q1 Q2 Q3 Q4 Q1 2018 2019 Other Compensation Occupancy Equipment Core system conversion costs (2) Impairment Related to Historic Tax Credits Merger Expenses 20 (1) Represents operating expenses, core, a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. (2) Segregated for this chart, but otherwise included in Other, Equipment and Compensation expenses.

Capital Tangible Book Value and Capital Ratios CHFC CHFC CHFC CHFC CHFC 3/31/2018 6/30/2018 9/30/2018 12/31/2018 3/31/2019 Book Value/ Share $37.91 $38.52 $39.04 $39.69 $40.50 Tangible Book Value / Share(1) $21.68 $22.33 $22.87 $23.54 $24.39 Tangible Common Equity / Tangible Assets(1) 8.3% 8.3% 8.3% 8.3% 8.5% Tier 1 Capital(2) 10.4% 10.5% 10.9% 10.7% 10.9% Total Risk-Based Capital(2) 11.2% 11.4% 11.7% 11.5% 11.7% Tangible Book Value per Share(1) (TBV) Roll Forward $4.02 $0.04 $0.12 $24.39 $25 $21.68 $(1.30) $(0.17) $20 $15 $10 $5 $0 18 s) ds dj. ms ms 19 , 20 Item iden I A Ite ite , 20 r 31 ant iv OC ant sed r 31 Ma ific D A ific e-ba Ma @ ign Sign har @ BV cl. S S BV T (Ex T me Inco Net (1)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. (2)Estimated at March 31, 2019 21

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Appendix: Non-GAAP Reconciliation (Dollars in thousands, except per share data) Q1 2019 Q4 2018 Q3 2018 Q2 2018 Q1 2018 Shareholders’ equity $ 2,897,509 $ 2,836,260 $ 2,788,924 $ 2,750,999 $ 2,704,703 Goodwill, CDI and non-compete agreements, net of tax (1,152,705) (1,153,877) (1,155,083) (1,156,307) (1,157,505) Tangible shareholders’ equity $ 1,744,804 $ 1,682,383 $ 1,633,841 $ 1,594,692 $ 1,547,198 Common shares outstanding 71,551 71,460 71,438 71,418 71,350 Book value per share $ 40.50 $ 39.69 $ 39.04 $ 38.52 $ 37.91 Tangible book value per share $ 24.39 $ 23.54 $ 22.87 $ 22.33 $ 21.68 Total assets $ 21,800,313 $ 21,498,341 $ 20,905,489 $ 20,282,603 $ 19,757,510 Goodwill, CDI and non-compete agreements, net of tax (1,152,705) (1,153,877) (1,155,083) (1,156,307) (1,157,505) Tangible assets $ 20,647,608 $ 20,344,464 $ 19,750,406 $ 19,126,296 $ 18,600,005 Tangible shareholders’ equity to tangible assets 8.5% 8.3% 8.3% 8.3% 8.3 % Net income $ 62,942 $ 73,039 $ 70,397 $ 68,988 $ 71,596 Significant items, net of tax(1) 10,326 2,233 (735) 23 (2,964) Net income, excl. significant items $ 73,268 $ 75,272 $ 69,662 $ 69,011 $ 68,632 Diluted earnings per share $ 0.87 $ 1.01 $ 0.98 $ 0.96 $ 0.99 Effect of significant items, net of tax 0.15 0.03 (0.01) — (0.04) Diluted earnings per share, excl. significant items $ 1.02 $ 1.04 $ 0.97 $ 0.96 $ 0.95 Average assets $ 21,514,998 $ 20,955,706 $ 20,501,223 $ 19,850,993 $ 19,457,877 Return on average assets 1.17% 1.39% 1.37% 1.39% 1.47 % Effect of significant items, net of tax 0.19% 0.05% (0.01)% —% (0.06)% Return on average assets, excl. significant items 1.36% 1.44% 1.36% 1.39% 1.41 % Average shareholders’ equity $ 2,855,715 $ 2,798,498 $ 2,769,101 $ 2,707,346 $ 2,668,325 Average goodwill, CDI and noncompete agreements, net of tax 1,153,275 1,154,469 1,155,679 1,156,877 1,158,084 Average tangible shareholders' equity 1,702,440 1,644,029 1,613,422 1,550,469 1,510,241 Return on average shareholders’ equity 8.8% 10.4% 10.2% 10.2% 10.7 % Effect of significant items, net of tax 1.5% 0.4% (0.1)% —% (0.4)% Return on average shareholders’ equity, excl. significant items 10.3% 10.8% 10.1% 10.2% 10.3 % Return on average tangible shareholders’ equity 14.8% 17.8% 17.5% 17.8% 19.0 % Effect of significant items, net of tax 2.4 0.5 (0.2) — (0.8) Return on average tangible shareholders’ equity, excl. significant items 17.2% 18.3% 17.3% 17.8% 18.2% (1) Assumes significant items are deductible/taxable at an income tax rate of 21%. 24

Appendix: Non-GAAP Reconciliation (Dollars in thousands, except per share data) Q1 2019 Q4 2018 Q3 2018 Q2 2018 Q1 2018 Efficiency Ratio and Operating Expenses, Core: Total revenue – GAAP $ 187,681 $ 195,499 $ 197,398 $ 195,555 $ 192,417 Net interest income FTE adjustment 2,662 2,514 2,386 2,331 2,227 Loan servicing rights change in fair value (gains) losses 7,646 2,827 (932) 30 (3,752) Gains from sale of investment securities (87) (221) — (3) — Total revenue – non-GAAP $ 197,902 $ 200,619 $ 198,852 $ 197,913 $ 190,892 Operating expenses – GAAP $ 109,015 $ 108,366 $ 109,661 $ 104,561 $ 101,610 Merger expenses (5,424) — — — — Impairment of income tax credits — (5,772) (3,162) (1,716) (1,634) Operating expenses, core – non-GAAP 103,591 102,594 106,499 102,845 99,976 Amortization of intangibles (1,361) (1,426) (1,426) (1,425) (1,439) Operating expenses, efficiency ratio -excluding merger expenses, impairment of income tax credits and amortization of intangibles - non-GAAP $ 102,230 $ 101,168 $ 105,073 $ 101,420 $ 98,537 Efficiency ratio – GAAP 58.1% 55.4% 55.6% 53.5% 52.8% Efficiency ratio – adjusted – non-GAAP 51.7% 50.4% 52.8% 51.2% 51.6% Net Interest Margin: Net interest income – GAAP $ 162,824 $ 163,452 $ 159,481 $ 157,537 $ 151,863 Adjustments for tax equivalent interest: Loans 766 782 767 737 750 Investment securities 1,896 1,732 1,619 1,594 1,477 Total taxable equivalent adjustments 2,662 2,514 2,386 2,331 2,227 Net interest income (on a tax equivalent basis) $ 165,486 $ 165,966 $ 161,867 $ 159,868 $ 154,090 Average interest-earning assets $19,523,655 $ 18,956,300 $ 18,490,680 $ 17,847,262 $ 17,460,007 Net interest margin – GAAP 3.38% 3.42% 3.42% 3.54% 3.51% Net interest margin – on a tax-equivalent basis– non- GAAP 3.42% 3.49% 3.48% 3.59% 3.56% 25